   As filed with the Securities and Exchange Commission on October 22, 1999
                                                     Registration No. 333-87429

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ---------------
                                   FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ---------------
                               KOPIN CORPORATION
            (Exact name of registrant as specified in its charter)
               DELAWARE                              04-2833935
    (State or other jurisdiction of               (I.R.S. Employer
    incorporation or organization)               Identification No.)
                         695 Myles Standish Boulevard
                         Taunton, Massachusetts 02780
                                (508) 824-6696
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ---------------
                                 John C.C. Fan
   Chairman of the Board of Directors, President and Chief Executive Officer
                               Kopin Corporation
                         695 Myles Standish Boulevard
                         Taunton, Massachusetts 02780
                                (508) 824-6696
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ---------------
                                with copies to:
      John J. Concannon III, Esq.              William J. Schnoor, Jr.
           Bingham Dana LLP                Testa, Hurwitz & Thibeault, LLP
          150 Federal Street                       125 High Street
           Boston, MA 02110                       Boston, MA 02110
            (617) 951-8000                         (617) 248-7000

                               ---------------
  Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-87429
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ---------------

                        CALCULATION OF REGISTRATION FEE

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
     Title of Each         Amount to   Proposed Maximum  Proposed Maximum   Amount of
  Class of Securities         be        Offering Price  Aggregate Offering Registration
    to be Registered     Registered(1)     Per Share          Price            Fee
---------------------------------------------------------------------------------------
Common Stock, $.01 par
 value.................     230,000         $33.94          $7,805,625        $2,170

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(1) Includes up to 30,000 shares of common stock which the Underwriters have the option to purchase from the Company to cover over-allotments, if any.

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

   This Registration Statement is being filed with respect to the registration of additional shares of the common stock, $.01 par value per share, of Kopin Corporation, a Delaware corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (Registration No. 333-87429) are incorporated in this Registration Statement by reference.

   The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Taunton, Commonwealth of Massachusetts, on this 22nd day of October, 1999.

                                        Kopin Corporation


                                                 /s/  John C.C. Fan
                                        By: ____________________________________
                                                     John C.C. Fan
                                          Chairman of the Board of Directors,
                                         President and Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                            Title                    Date
             ---------                            -----                    ----

      /s/   John C.C. Fan            Chairman of the Board of        October 22, 1999
____________________________________ Directors, President and Chief
           John C.C. Fan             Executive Officer (Principal
                                     Executive Officer)

      /s/ Richard A. Sneider         Chief Financial Officer and     October 22, 1999
____________________________________ Treasurer (Principal Financial
        Richard A. Sneider           and Accounting Officer)

                 *                   Director and Secretary          October 22, 1999
____________________________________
          David E. Brook

                 *                   Director                        October 22, 1999
____________________________________
         Andrew H. Chapman

                 *                   Director                        October 22, 1999
____________________________________
           Morton Collins

                 *                   Director                        October 22, 1999
____________________________________
           Chi Chia Hsieh

                 *                   Director                        October 22, 1999
____________________________________
          Michael A. Wall

   /s/ John C.C. Fan
*By: _________________________
  John C.C. Fan
  Attorney-in-fact

                                 EXHIBIT INDEX

  5.1  Opinion of Bingham Dana LLP
 23.1  Consent of Deloitte & Touche LLP
 23.2  Consent of Bingham Dana LLP (included in Exhibit 5.1)
 24.1  Power of Attorney (included in signature page to Registration Statement
       No. 333-87429 on Form S-3 filed September 20, 1999)